Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.21C

SEVENTH AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This SEVENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement (CSG document #2296663) dated July 1, 2008 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

I.	HOME SECURITY MODULE

1.	Customer desires to use, and CSG agrees to provide, CSG’s Home Security Module under the Agreement. Therefore, for the fees set forth in Schedule F, the parties agree as follows:

a.	Schedule A of the Agreement, entitled “Definitions,” is amended by adding the following:

“Home Security Module” shall have the meaning as set forth in Exhibit C-11.

b.	Schedule C “Recurring Services, is modified by adding to the list of exhibits the following:

Home Security Module	Exhibit C-11

c.	Additionally, Schedule C, entitled “Recurring Services,” of the Agreement is further amended by adding thereto the attached Exhibit C-11.

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2.	Upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, which include Exhibit C-11, Customer agrees to pay the fees set forth below for CSG’s Home Security Module:

CSG’s Home Security Module (HSM)

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CSG shall invoice Customer as provided below and Customer shall make payment in accordance with the terms and conditions of the Agreement as provided below for the Home Security Module Access Fee, as listed in Section 1.a in the above table, in accordance with the Agreement:

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3.

CSG grants and Customer shall have the right to exercise a one-time option, which must be exercised by Customer prior to ******** *, ****, to convert the Home Security Module pricing from the terms and conditions set forth in Section 2 of this Amendment to the terms and conditions set forth below in this Section 3 of this Amendment for CSG’s Home Security Module (“HSM Option”). ******** ****** **** ** *** **** ******** *** *** ****** **** ********* *** **** ******* ****** ** **** **** ****** **** **** ***** ** ******** *, ****. ** *** ***** *** **** *** ******* ********’* ******* ****** ** ******** ******, *** ***** *** ** ******** ** ******* *** ******* ******** ** ******* * ** **** ********* **** *** ******* ******** ** **** ******* * ** **** *********. If Customer exercises its right to the HSM Option, as provided herein, then, pursuant to the terms and conditions of the Agreement, which include Exhibit C-11, Customer agrees to pay the fees set forth below for CSG’s Home Security Module and Section 2 of this Amendment shall be superseded

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by the pricing provided in this Section 3 of this Amendment, effective on the Effective Date of this Amendment, and Section 2 shall be null and void. As a result, any HSM Access Fees and Monthly HSM Subscriber fees paid, in accordance with the terms and conditions of Section 2 of this Amendment shall be applied ** ** ******* ****** to be applied against the Home Security Module Access Fee and Support Fee listed below.

CSG’s Home Security Module (HSM)

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4.	CSG and Customer agree to work together to determine the requirements for a configurable line of business (CLOB) that will provide Customer with the ability to construct capabilities within CSG products for new lines of business. The parties further agree that in order for CSG to provide CLOB, they will enter into a mutually agreed upon Statement of Work and amendment to more formally provide for the terms and conditions under which CSG may provide and Customer may use the CLOB. CSG and Customer agree to work in good faith to provide terms and conditions for CLOB in no more than *** **** **** *** **** ** ********* ** *** *********. Such documentation will include, among other items, a mutually agreeable migration path to CLOB from HSM.

II.	PRECISION eMAIL™

1.	CSG has renamed its Care Express services to Precision eCare™. Therefore, CSG and Customer agree that all references in the Agreement to CSG Care Express® services and associated fees shall mean Precision eCare™.

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2.	Customer hereby requests and CSG agrees to provide, directly or through CSG’s vendor(s), Precision eMail™ under the Agreement. Therefore, for the fees set forth in Schedule F, the parties agree as follows:

a.	Schedule A of the Agreement, entitled “Definitions,” is amended by adding the following:

“Precision e-Mail™” shall have the meaning as set forth in Exhibit C-12.

b.	Schedule C “Recurring Services, is modified by adding to the list of exhibits the following:

Precision eMail™	Exhibit C-12

c.	Additionally, Schedule C, entitled “Recurring Services,” of the Agreement is further amended by adding thereto the attached Exhibit C-12.

d.	Schedule F, CSG Services, Section III entitled “Payment Procurement,” is modified by adding the following:

G.	Precision eMail™

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e.	Customer will use commercially reasonable efforts to keep its hardware and software in conformance with the Designated Environment specifications that CSG may provide from time to time. If the Customer is not utilizing the product in a certified Designated Environment or Customer has added third party applications, Customer shall be responsible for making all necessary modifications to such third party applications to ensure they function properly with the updates. Custom software modifications are not included in this Agreement, but may be added to the Agreement and priced by mutual agreement of the parties.

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III.	REGION ROUTER

1.	Customer desires to utilize, and CSG agrees to provide, a Region Router. Region Router is an ACSR® functionality that allows account information of any online region to be accessible to the ACSR® user without manually changing regions.

2.	As a result of Customer’s use of, and CSG providing, Region Router, Schedule F, Data Communication Services, Subsection II. entitled “IP Gateway Solution,” of the Agreement is amended as follows:

II. IP Gateway Solution

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IV.	SCHEDULE P

1.	Upon the Effective Date, Schedule P to the Agreement shall be deleted in its entirety and replaced with the new Schedule P attached hereto and which is incorporated herein by this reference.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)

By: /s/ Peter Kirlacoulacos	By: /s/ Michael J. Henderson

Name: Peter Kirlacoulacos	Name: Michael J. Henderson

Title: Senior Vice President & Procurement Officer	Title: EVP Sales & Marketing

Date: 28 April 2011	Date: 5/6/11

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Exhibit C-11

ACP Home Security Module

Home Security Module (“HSM” or “Home Security”). Home Security Module allows Customers to process orders and financials for home security independent of Customer’s other lines of business. The Home Security module also provides integration to Customer’s selected third party providers of Home Security Modules, which includes the security monitoring and other home security network devices. For clarification purposes, the Home Security Module does not directly interconnect with the home security monitoring company or directly with Customer devices nor provide security monitoring services to residential or business customers.

The HSM solution includes a number of items that CSG provides through existing or recently developed functionality to support the setup and provisioning of a home security account. As part of the overall customer solution, Home Security will provide the ability to enter orders, capture metadata around the products, bill processing, financial reporting and statement printing for the product.

HSM will add the capability for CSG to distinguish home security as an individual line of business (“LOB”) and process customer defined business rules that are specific to the LOB. As an example, the customer would be able to determine that if an account goes into a seasonal period, then Home Security stays active from a provisioning perspective.

The Home Security Module includes the following:

Customer Service Support - Requiring ACSR and WFX support

•	ACSR and CCS are required components in providing this support. The client will use CCS to enter orders under the Home Security LOB via ACSR.

•	Ability to update orders via WFX

Billing

•	LOB breakout for financial reporting

•	LOB section for Statements

•	LOB specific service codes

•	Ability to schedule jobs per LOB

•	Enhanced Account Reports

•	System Edits

Ordering

•	Individual service order flow for Home Security- enables capability to send Home Security information via SODI and not impact voice or wireless

•	Ability to carry complex information within the service flow, establish parent child relationships and additional required information that is stored in the parameter fields

•	CSG will provide support for LOB data to a number of interfaces to send provisioning updates to third party providers as required.

•

CSG will provide access to the PDB (provisioning database) functionality to allow for relationships between services (Control Console and Camera), extensible data on the products (equipment IDs), more specific serviceability rules, equipment logic to provide additional functionality for service splitting to equipment, and task queues and queue management functionality.

HSM is built upon the ACP and ACP Voice infrastructure and provides residential and commercial functionality for home security that is currently provided for other lines of business.

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•	As a result of reliance on the ACP/ACPV platform the following requirements apply:

•	DEG requirements are the same or consistent with the ACSR DEG

•	No new SLAs will apply specifically to Home Security Module

•	BCP will be consistent with ACSR which is Marc 1

Implementation/Conversion Services and Fees. CSG shall provide installation, implementation, and conversion services pursuant to a mutually agreed upon SOW executed by the parties in connection with Customer’s conversion of any Connected Subscribers added by mutual agreement of the Parties to CSG’s data processing system subsequent to the execution of this Agreement (the “Implementation/Conversion Services”), if any, for the fees set forth in Schedule F. This would also include movement of any services from existing account structures in other lines of business to the home security line of business for CSG’s provision of the Home Security Module.

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EXHIBIT C-12

PRECISION eMAIL™

A.	PRODUCT DESCRIPTION

CSG’s Precision eMail™ is a web based email application that allows for real-time trigger or batch sends for transactional or campaign based email messages while providing real-time reporting on each send. In addition, the application offers a business rules engine in order to create dynamic targeted content within the email message in order to deliver unique content to each subscriber. Precision eMail™ and any supplemental components (“Modules”) will be implemented in a mutually agreed upon statement of work.

B.	BASIC COMPONENTS OF PRECISION eMAIL™

Content Management:

Emails - Precision eMail™ is a type of message delivered to Customer’s Precision eMail™ subscriber. Customer can create batch and triggered email interactions.

Templates - A template is a defined layout to be used when creating a Precision eMail™ message.

Portfolio - A portfolio is a single entry point to manage the image, document, and media files that Customer uses and refers to in Customer’s Precision eMail™. Customer can see all stored digital assets together in the portfolio.

Content library - The content library is a folder that allows Customer to create and store static or dynamic content to be used in a message.

Surveys - The surveys feature allows Customer to create surveys that can be included in a Precision eMail™ message or landing page.

Subscriber management:

Lists - A list of Customer’s subscribers who have subscribed to receive Precision eMail™.

Groups - A group is a segment of a list.

Profile Management - The attributes file contains the attributes associated with Customer’s subscribers in an account (up to 150 per account).

Data Extensions - A data extension is a table within the application database that contains Customer’s data. Usually, the data that Customer keeps in a data extension relates to a subscriber but does not fit in the Customer’s subscriber profile attributes.

Data Filters - Data filters provide far more sophisticated list segmentation than is available with the groups feature. In addition to Customer’s subscriber lists, data filters allow Customer to segment other types of lists that Customer keeps in its data extensions.

Dynamic Content - With dynamic content boxes, multiple versions of a single content box exist; which version a Customer’s subscriber sees in the Precision eMail™ depends on the Customer’s subscriber’s attributes.

Interactions:

Activities - Activities give Customer the ability to automate work that Customer does in the application. Together with Messages and Programs, Activities can perform many of Customer’s recurring processes.

Messages - Messages give Customer the ability to select from a variety of channels through which to communicate with Customer’s subscribers. Together with Activities and Programs, Messages can perform many of Customer’s recurring processes automatically.

Batch: A message send goes to Customer’s subscribers that Customer identifies and at a time Customer specifies.

Trigger: A triggered message send goes to Customer in response to a Customer’s subscriber’s action.

Programs - Programs give Customer the ability to automate many recurring processes. Currently, Customer can Create, Schedule, Start, Stop, and skip individual scheduled instances of a Program in Precision eMail™.

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Send Management:

Sender Profiles - Sender profiles allow Customer to create specific “from” name and email addresses to be used when sending Precision eMail™.

Delivery Profiles - Create specific delivery profiles that set the footer and header message to be applied to a Precision eMail™ message.

Sender Profiles - Allows Customer to mark each send as either transactional or commercial.

Transactional Sends - A Transactional Precision eMail™ message, per CAN-SPAM, is primarily a Precision eMail™ that “facilitates, completes, or confirms a commercial transaction that the recipient has previously agreed to enter into with the sender.”

Commercials Sends - A Commercial Precision eMail™ message, per CAN-SPAM, is “any electronic mail message the primary purpose of which is the commercial advertisement or promotion of a commercial product or service.” Commercial messages must include a mechanism to unsubscribe, the physical mailing address of the sender, and (if unsolicited) a notice of advertisement.

Private IP & Domain - Each Precision eMail™ account allows Customer to specify one domain name to use with Customer’s account as well as establishing Customer’s own IP address.

Tracking & Reporting - Provides real-time reporting of Precision eMail™ deliverability and tracking of user interaction per Precision eMail™ message.

API - Set of web services that allows Customer to pass real-time triggers and batch sends via an external source.

C.	DESIGNATED ENVIRONMENTS

“Designated Environment,” means the current combination of other computer programs and hardware equipment that CSG specifies for use with the Precision eMail™ Services, as identified on CGS’s website at list-spamreport@csgsystems.com. Customer will use commercially reasonable efforts to keep its hardware and software in conformance with the Designated Environment specifications that CSG may provide from time to time.

D.	OPERATING INFORMATION

Information regarding the Services, including information about use, availability and service levels, can be found at CSG’s website at https://my.csgsupport.com or ***-***-****.

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ATTACHMENT 1 TO

EXHIBIT C-12

PRECISION eMAIL™ TERMS AND CONDITIONS

Subject to the terms and conditions of the Agreement, as modified by this Attachment 1 to Exhibit C-12, CSG will provide Precision eMail™ to Customer and Customer engages CSG to provide such Precision eMail™. In the event of a conflict between this Exhibit C-12 and the Agreement, the terms and conditions of this Attachment 1 to Exhibit C-12, with respect to the provision of Precision eMail™ described herein, shall prevail

1.	Definitions.

1.1	“Precision eMail™” means the provision of electronic access to the email marketing software of CSG’s vendors over a computer network and related technical support services.

2.	Use. Customer (and Customer’s affiliates) may use the Precision eMail™ only in and for Customer’s own internal purposes and business operations. Customer may not use Precision eMail™ as a service for any third party. No license or right to use, reproduce, translate, rearrange, modify, enhance, display, sell, lease, sublicense or otherwise distribute, transfer or dispose of the email marketing software accessed by Customer hereunder, in whole or in part, is granted except as expressly provided in this Agreement. Neither Customer nor any of its affiliates shall reverse engineer, decompile, or disassemble the Precision eMail™ software. Nothing in this Agreement will entitle Customer or any of its affiliates to access or use the source code of Precision eMail™ marketing software.

3.	Pricing; Taxes. Precision eMail™ will be provided by CSG to Customer for the fees set forth in Schedule F of the Agreement.

4.	Confidentiality. Notwithstanding the provisions of this Section 4, in the event that the Agreement contains provisions for the confidential treatment of personally identifiable information of Customer’s subscribers, such provisions shall remain in full force and effect with respect to the Services provided hereunder. If CSG or its applicable vendor becomes aware of Customer’s breach or threatened breach of Article 10 entitled “Confidential Information”, CSG or its vendor(s) may suspend any and all rights granted to Customer under this Exhibit C-12 entitled “Precision eMail™ Terms and Conditions”Agreement and shall be entitled to injunctive relief, without the need of posting a bond, in addition to all legal or equitable relief that may be available to CSG or its vendor(s).

5.	Indemnification.

a.	By Customer. In addition to the provisions of Article 7 of the Agreement entitled “Indemnity,” for the limited purpose of the provision of Services provided in this Exhibit C-12, Customer shall indemnify and hold CSG, its applicable vendors, and their officers, directors, employees and agents, harmless from and against any claims, losses, damages, liabilities, costs or expenses of any nature (including reasonable attorney’s fees) suffered or incurred by any of them to the extent that such are caused by or arise in connection with (i) a breach of Customer’s obligations hereunder, (ii) any material breach of Customer’s representations and/or warranties contained herein (iii) any content provided by Customer or any of its affiliates, or (iv) any emails, newsletters, or other materials sent out by Customer or any of its affiliates using the Services.

b.

By CSG. In addition to the provisions of Article 7 of the Agreement entitled “Indemnity,” for the limited purpose of the provision of Services provided in this Exhibit C-12, CSG shall indemnify and hold Customer, and its officers, directors, employees and agents, harmless from and against any third party claims, losses, damages, liabilities, costs or expenses of any nature (including reasonable attorney’s fees) suffered or incurred by any of them to the extent that such are caused by or arise in connection with any (i) CSG’s introduction, without Customer’s direction, of any unlawful, fraudulent, libelous, defamatory,

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obscene, pornographic, profane, threatening, abusive or otherwise objectionable information of any kind that would give rise to civil liability or otherwise violate national or foreign law or (ii) material breach of CSG’s representations and warranties contained herein.

6.	Customer’s Representations and Warranties. Customer represents and warrants to CSG that:

a.	Customer’s agreement to engage CSG to provide Precision eMail™ hereunder does not violate any agreement or obligation between Customer and any third party.

b.	None of the activities for which Customer has engaged CSG to provide Precision eMail™ shall violate any international, federal, state or local law or regulation relating to individual privacy or the distribution of Precision eMail™ messages. Neither Customer nor any of its affiliates will use Precision eMail™ for purposes of, or transmit via Precision eMail™, (i) any unlawful, fraudulent, libelous, defamatory, obscene, pornographic, profane, threatening, abusive or otherwise objectionable information of any kind, including without limitation any transmissions constituting or encouraging conduct that would constitute a criminal offense, give rise to civil liability or otherwise violate any local, state, national or foreign law, including without limitation the U.S. export control laws and regulations; (ii) any chain letters, pyramid schemes or other deceptive, misleading and/or fraudulent content, (iii) any unsolicited commercial or non-commercial communications, (iv) any email messages with deceptive, misleading or false subject lines or header information that makes it difficult to identify the initiator of the email message, or (v) it will not knowingly insert, or knowingly allow to be inserted, and will use commercially reasonable efforts to prevent insertion of any viruses, Trojan horses, worms, or other harmful components, into the emails, newsletters, or other materials sent out by Customer or any of its affiliates using the Services.

c.	Each person as to whom email addresses are provided to CSG by Customer for Precision eMail™ or any of its affiliates (i) has been or will be given notice of Customer’s (or any of its affiliate’s) information practices (which practices shall not constitute an unfair or deceptive trade practice or be contrary to any privacy laws or requirements), (ii) has been or will be given a choice with respect to the use by Customer or any of its affiliates of such information, (iii) has been or will be given access to information collected about such person, (iv) can or will be categorized as an “opt-in” recipient by his, her or its agreement with Customer to receive such information via Precision eMail™, and (v) has not and will not have notified Customer or any of its affiliates of his, her or its desire not to receive Precision eMail™ (i.e., no such person has “opted out” of the receipt of Precision eMail™ with respect to Customer or its products or services[ or any of Customer’s affiliates or their products or services).

d.	Upon notification from any person that such person desires not to receive Precision eMail™ with respect to Customer or any of its affiliates or any of their respective products or services, Customer will promptly unsubscribe such recipient.

e.	Customer has reviewed the Anti-Spam Policy and initialed and executed the Anti-Spam Certification set forth in Attachment 2, attached hereto and made a part hereof.

7.	Certification and Acknowledgements. Customer certifies that it understands and acknowledges that:

a.	CSG or its vendor(s) may, at its sole discretion, refuse to distribute any Precision eMail™ content or other information provided by Customer or any of its affiliates that contains information that CSG or its vendors has reason to believe to be unlawful, fraudulent, libelous, defamatory, obscene, pornographic, profane, threatening, abusive or otherwise objectionable information of any kind that would give rise to civil liability or otherwise violate national or foreign law. In the event CSG refuses to distribute any Precision eMail™ content or other information provided by Customer or any of its affiliates pursuant to this section, CSG agrees to immediately notify Customer of the reason for doing so, provide a sample of the content in question and discuss with Customer how to resolve the matter.

b.	CSG or its vendor(s) may, in its sole discretion, refuse to distribute any Precision eMail™ to any email address that CSG or its vendor(s) has reason to believe has not granted permission (or otherwise “opted-in”) to Customer or its affiliates to send such Precision eMail™ or that CSG or its vendor(s) has reason to believe is otherwise unlawful. In the event CSG refuses to distribute Precision eMail™ to any email address pursuant to this section, CSG agrees to immediately notify Customer of the reason for doing so, provide the e-mail address in question to Customer and discuss with Customer how to resolve the matter.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

c.	Neither CSG nor its vendor(s) has an obligation to review Precision eMail™ content, email addresses or related information provided by Customer to ensure that such comply with applicable laws and Customer accepts full responsibility for compliance with such laws.

d.	All email addresses shall be supplied solely by Customer. Neither CSG nor its vendor(s) have any obligation to supply, “scrub,” or otherwise verify the legal compliance of any email list.

e.	CSG and its applicable vendor are electronic mail service providers. The provision of Precision eMail™ under this Amendment gives Customer the ability to send and/or receive emails. CSG is only an intermediary in sending and/or receiving electronic mail.

f.	Neither CSG nor its vendor(s) will initiate, transmit or cause to be transmitted any email messages created and/or delivered by Customer. Customer is solely responsible for the creation, initiation and transmission of its email messages, including, but not limited to, the content of such email messages, the recipients of such email messages and the timing of such emails.

8.	Outage Policy. CUSTOMER ACKNOWLEDGES AND UNDERSTANDS THAT CSG DOES NOT WARRANT THAT PRECISION eMAIL™ WILL BE UNINTERRUPTED OR ERROR FREE AND THAT CSG AND ITS VENDOR(S) MAY OCCASIONALLY EXPERIENCE “HARD OUTAGES” DUE TO INTERNET DISRUPTIONS THAT ARE NOT WITHIN THEIR CONTROL. ANY SUCH HARD OUTAGES SHALL NOT BE CONSIDERED A BREACH OF THIS AGREEMENT. Subject to the foregoing, except for routine maintenance and upgrading the systems managed by CSG or its Vendor, the Precision eMail™ Service shall ** ***** ********** *** ********* *** **** **** ******-***** ******* ***** ** *** ****, ******-**** **** ***** *** ***. In the case of routine maintenance or upgrading, CSG shall notify Customer ** **** **** ****** **** ***** ***** ** **** *******. If there is an unplanned outage, CSG shall use commercially reasonable efforts to resolve the issue ****** ******-**** **** ***** **** *** ***** ****** ** *** *****. ********’* **** *** ********* ****** *** ***’* ****** ** **** ******* ***** ** * ****** ***** ** *** ***-***** ******* ** *** ****** **** *** *** ******** ** ********* ** * ******** ******* *****. In addition CSG’s compliance with the foregoing shall be measured and reset ** * ******** ******* *****. ** *** ** ******* ****, ** *** ******* ** *********** ** ******** *** *** *** **** ****** *** ******** **** ******, ******** ***** ** ******* ** * ****** *** *** ********* ****** **** *** *** ******** * **** * ****.

9.	Termination. Either party may terminate this Attachment 1 to Exhibit C-12 for Precision eMail™ at any time. Upon termination of this Attachment 1 to Exhibit C-12, all services provided to Customer under this Amendment will terminate. Promptly upon termination of this Exhibit C-12 for any reason, Customer must return or destroy, as requested by CSG, all materials pertaining to Precision eMail™ (including all copies thereof).

10.	Limitation of Liabilities. WITH RESPECT TO PRECISION eMAIL™, THE MAXIMUM LIABILITY OF CSG AND ITS VENDOR(S) HEREUNDER FOR ANY CLAIMS WHATSOEVER IS EXPRESSLY LIMITED TO *** ****** **** ** ******** ** *** ****** *** ****** **** ***** ****** *********** ********* *** ***** ****** **** ** *** *****, ** ***, *** ** *** ***** *** *** ****** *** ********* ***** ** ** **** **** *** ******** ******* ********.***. THE LIMITATION OF LIABLITY SET FORTH ABOVE SHALL NOT APPLY IN THE CASE OF BREACHES OF CONFIDENTIALITY OBLIGATIONS BY EITHER PARTY UNDER THIS SOW OR THE AGREEMENT, INDEMNITY OBLIGATIONS UNDER THE AGREEMENT OR A PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT RESULTING IN DEATH, PERSONAL INJURY OR TANGIBLE PROPERTY DAMAGE IN ITS PERFORMANCE OF ITS OBLIGATIONS UNDER THIS SOW. NO CLAIM MAY BE BROUGHT BY THE CUSTOMER OR ANY OF ITS AFFILIATES UNDER THIS AGREEMENT **** **** ****** **** ***** *** ******* ** *** *****.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

11.	Disclaimer of Warranties. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN AND IN THE AGREEMENT, PRECISION eMAIL™ IS PROVIDED “AS IS” WITHOUT WARRANTY OF ANY KIND. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN AND IN THE AGREEMENT, TO THE MAXIMUM EXTENT PERMITTED BY LAW, CSG EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, CONDITIONS, REPRESENTATIONS AND GUARANTEES WITH RESPECT TO PRECISION eMAIL™, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT. NO REPRESENTATION OR OTHER AFFIRMATION OF FACT, INCLUDING, WITHOUT LIMITATION, STATEMENTS REGARDING CAPACITY, SUITABILITY FOR USE OR PERFORMANCE OF PRECISION eMAIL™, WHETHER MADE BY EMPLOYEES OF CSG OR OTHERWISE, WHICH IS NOT CONTAINED IN THIS AMENDMENT, SHALL BE DEEMED TO BE A WARRANTY BY CSG FOR ANY PURPOSE, OR GIVE RISE TO ANY LIABILITY OF CSG WHATSOEVER.

12.	Customer Trademarks. Upon receipt of Customer’s written authorization, CSG may use the trademarks and trade names of Customer solely in connection with its provision Precision eMail™ as contemplated in this Exhibit C-12.

13.	Third Party Beneficiary. Customer understands and agrees that CSG’s vendors, if any, are third party beneficiaries to this Amendment.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT A

ATTACHMENT 1 TO EXHIBIT C-12

CSG Anti-Spam Policy

Anti-SPAM at CSG

Customer certifies that it will use CSG’s software only to send Precision eMail™ to its subscribers and prospects that have directly consented (opted-in) to receive Precision eMail™. CSG’s customers are forbidden to transmit unsolicited commercial email (spam) via CSG’s system. CSG does not buy or sell email lists and CSG does not allow its Customers to use purchased or harvested email lists (see below).

Additionally, CSG offers confirmed opt-in as an optional tool for CSG’s customers to use to help minimize allegations of spam and abuse. When a list is designated as “confirmed opt-in,” CSG’s system automatically sends a follow-up email message to each subscriber on such list asking the recipient to verify that he, she, or the company wishes to receive communications via Precision eMail™. Only those subscribers responding affirmatively will be opted-in to future mailings sent via the CSG system.

CSG additionally requires that Customer reconfirm (permission pass) or stop mailing from an existing list when it is determined to be in violation of CSG’s anti-spam policies. Repeated violations or failures to comply with CSG’s policies will result in termination of Customer’s access to Precision eMail™.

Members Agreement

Customer agrees not to send unsolicited email messages via Precision eMail™. For any opt-in list of email addresses passed to Precision eMail™, Customer agrees to provide CSG with the source of the email addresses, the method used for recipient signup, and details surrounding the process used, and whatever other information relates to the transaction or sign-up process used. This includes, but is not limited to, date and time of sign up, IP address of sign up, the website from which the sign up is made, and whatever other information Customer has asked of the recipient at the time of sign up.

Customer certifies that it will not use rented or purchased lists, email append lists, or any other list that contains email addresses captured in any method other than opt-in. The use of opt-out lists is prohibited for Precision eMail™. CSG retains the right to review Customer’s lists and emails to verify that Customer is abiding by the privacy and permission policies set forth herein. Customer is required to comply with CSG’s policies and all applicable laws.

Protection of subscriber and prospect privacy

CSG will comply with Article 10 of the Agreement and will keep email addresses secure and private and will not use them for any purpose other than the provision of Precision Mail.

Receiving email from Precision eMail™

Only those Customer’s subscribers and prospects who have agreed to receive Precision eMail™ should receive such emails. Customer certifies that all email addresses used in CSG’s system are opt-in names that have given permission to Customer to send Precision eMail™. CSG does not allow, nor does it desire that, Customer use Precision eMail™ to send unwanted mail or spam.

Reporting Unwanted Mail as Spam

If Customer’s subscriber or prospect does not recognize the sender of a Precision eMail™ message, it can report it to CSG as spam by sending it to list-spamreport@csgsystems.com. CSG will receive, investigate, catalog, and take action based on such complaints. In addition, messages may be reported to any spam reporting entity, including Spamcop at www.spamcop.net, which provides an easy way to report unwanted email as spam. An email provider’s (AOL, Hotmail, Yahoo) “report as spam” mechanism may also be used to notify the ISP that the message is spam. ISPs use such information to determine good senders from bad senders, and CSG will work with ISPs to take action based on such data. Alternatively, there are reputable anti-spam blacklist groups that will identify an issue and inform service providers of that issue. CSG will work with anti-spam blacklist groups and will strive to address all issues to such groups’ satisfaction.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Removal from an email list

Each email message sent through Precision eMail™ will contain a link that will allow Customer’s subscribers to unsubscribe from receiving Precision eMail™ from the sender. Each Precision eMail™ message will contain an easy and automated way to unsubscribe. Customer’s subscribers and prospects may also change their expressed interests at any time. To unsubscribe or change expressed interests, the Customer’s subscriber or prospect will need to simply follow the instructions at the bottom of any email. If an unwanted Precision eMail™ is received from the CSG system, Customer’s subscriber or prospect will have the opportunity to handle and report the issue according to information provided above.

Information will not be shared, sold or rented

CSG will not share, sell, or rent individual personal information without Customer’s subscriber’s or prospect’s advance permission, unless ordered by a court of law. Customer’s subscriber’s or prospect’s information submitted to CSG will be made available only to CSG employees responsible for managing this data.

Questions regard the Anti-Spam Policy should be directed to CSG at ***-***-**** or by email at list-spam@csgsystems.com.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT A

TO ATTACHMENT 1 TO EXHIBIT C-12 (CONTINUED)

Anti-Spam Certification Form

In order to comply with federal law, email best practices, and the policies set forth by ISPs and other email filtering organizations, CSG requires all Customers to certify their compliance with the Anti-Spam email policy as well as the opt-in status of any lists they distribute using the CSG application.

If you cannot provide the certifications requested below, please contact your CSG representative to discuss the means by which Customer’s Precision eMail™ distribution list(s) may be brought into compliance with CSG’s opt-in list requirements.

First Certification: Anti-Spam Policy

I, or another member of my organization, have read and understand CSG’s Anti-Spam Policy (attached hereto).

PK
initials

Second Certification: List Source

I certify that Customer is the owner of all Precision eMail™ distribution lists and that Customer is solely responsible for the composition and membership of each list.

PK
initials

Third Certification: List Opt-In Status

I certify that all of Customer’s subscribers and prospects to be used in connection with Precision eMail™ have provided permission to Customer to send them Precision eMail™.

PK
initials

Certified by Customer: Certified by Customer: Comcast Cable Communications Management, LLC

Signature:	/s/ Peter Kirlacoulacos

Name:	Peter Kirlacoulacos

Title:	Senior Vice President & Chief Procurement Officer

Date:	5 May 11

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule P

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